UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2006

AMB Financial Corporation
(Exact name of registrant as specified in its charter)

Federal	0-23182	35-1905382
(State or other jurisdiction) of incorporation)	(Commission File No.) Identification No.)	(I.R.S. Employer

Address of principal executive offices: 8230 Hohman Avenue, Munster, IN 46321

Registrant’s telephone number, including area code: (219) 836-5870

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 23, 2006, the Boards of Directors of the Company and the Bank accepted the resignation of Peter Korellis as director of the Company and the Bank. To the knowledge of the Company and the Bank, Mr. Korellis resigned for personal reasons and not as a result due to any disagreement with the Company’s or the Bank’s operations, policies or practices.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMB FINANCIAL CORPORATION

DATE: December 29, 2006            By: /s/Clement B. Knapp
Clement B. Knapp Jr.
President and Chief Executive Officer